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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      January 31st, 2007
                                                 -------------------------------

                                  Veritec, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                         000-15113                95-3954373
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      Incorporation)                                         Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN                     55427
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   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code         (763) 253-2670
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

         [_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 8.01.  OTHER EVENTS.

On January 31, 2007, Veritec, Inc. issued a press release stating that, on January 7, 2007, the U.S. Patent Office granted Veritec, Inc., of Golden Valley, MN, U.S. patent number 7,159,780 for an advanced two-dimensional symbology reading system. The Company believes the patented technology will overcome reading and decoding issues and will significantly improve both decoding accuracy and efficiency. The press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                DESCRIPTION OF DOCUMENT
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99.1*                      Press Release dated January 31, 2007

* filed herewith





SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 31st, 2007                  By:        /s/ Van Thuy Tran
                                               ---------------------------------
                                               Its Chief Executive Officer